Supplement to the
Fidelity Tax-Free Money Market Fund
December 29, 2001
Prospectus

The following information replaces similar information found under the heading "Financial Highlights" on page 18.

The financial highlights table is intended to help you understand Fidelity Tax-Free Money Market Fund's financial history for the period of its operations. Certain information reflects financial results for a single share of Fidelity Tax-Free Money Market Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Fidelity Tax-Free Money Market Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

TFM-02-01 March 6, 2002
1.761611.102